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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

               [X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: JUNE 9, 1999

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                        Commission File Number: 000-22043

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                            NEW ERA OF NETWORKS, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                                             84-1234845
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                             7400 EAST ORCHARD ROAD
                            ENGLEWOOD, COLORADO 80111
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (303) 694-3933

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS

    On June 9, 1999, New Era of Networks, Inc., a Delaware corporation (the "Registrant"), acquired Convoy Corporation, a Delaware corporation ("Convoy") pursuant to an Agreement and Plan of Reorganization (the "Agreement") by and among Convoy, the Registrant and Cobra Acquisition Corporation ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of the Registrant. Pursuant to the Agreement, Merger Sub was merged with and into Convoy (the "Merger") and the Convoy equityholders received, or will receive, a total of approximately 912,000 shares of the Registrant's common stock in exchange for their Convoy equity. The description contained in this Item 2 of the Merger and the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 2 to the Form 8-K.

    Of the approximately 912,000 shares of the Registrant's common stock issued in the Merger, approximately 88,000 shares were placed into escrow, to be held as security for any losses incurred by the Registrant in the event of certain breaches of the representations and warranties covered in the Agreement. Pursuant to the Agreement, the Registrant also assumed all options outstanding under Convoy's stock option plan.

    The consideration paid by the Registrant was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of Convoy, including valuations of comparable companies and the business and operating results of Convoy.

    The financial statements of Convoy and the pro forma financial information relating to the acquisition, required to be filed in connection with the acquisition pursuant to Items 7(a) and (b) of Form 8-K, are included herewith. The unaudited pro forma statements of operations for the six months ended June 30, 1999 and the year ended December 31, 1998 give effect to the Convoy acquisition as if it had been consummated at the beginning of the earliest period presented (January 1, 1998). Such unaudited pro forma financial data should be read in conjunction with the notes thereto. The unaudited pro forma statements of operations do not purport to represent what the Company's results of operations or financial position actually would have been had such transactions and events occurred on the dates specified, or to project the Company's results of operations or financial position for any future period or date. The pro forma adjustments are based upon available information and represent, in the Company's opinion, all adjustments necessary to present fairly the unaudited pro forma financial data.

    A pro forma balance sheet has not been included as the assets and liabilities of Convoy were consolidated in the June 30, 1999 balance sheet of the Company reported on the Registrant's quarterly report on Form 10-Q filed on August 16, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) The financial statements of the business acquired.

        Convoy Corporation:

            Financial Statements for the years ended March 31, 1999 and 1998 together with Independent Auditors' Report

    (b) Pro forma financial information.

        New Era of Networks, Inc.:

             Pro Forma Statement of Operations, six months ended June 30, 1999 (unaudited)

             Pro Forma Statement of Operations, year ended December 31, 1998 (unaudited)



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NEW ERA OF NETWORKS, INC.

Dated August 23, 1999                   By: /s/ STEPHEN E. WEBB
                                           -------------------------------------
                                           Stephen E. Webb
                                           Senior Vice President and Chief
                                           Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
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   99.A               Financial Statements of Convoy Corporation

   99.B               Pro Forma Statements of Operations